================================================================================
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____ )

Filed by the Registrant:                    [X]
Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                                SPIRE CORPORATION
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:_________

   (2) Aggregate number of securities to which transaction applies:____________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________________________________

   (4) Proposed maximum aggregate value of transaction:________________________

   (5) Total fee paid:_________________________________________________________

 [ ]   Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: ___________________________________________

       (2)  Form, Schedule or Registration Statement No.: _____________________

       (3)  Filing Party: _____________________________________________________

       (4)  Date Filed: _______________________________________________________
================================================================================

                                SPIRE CORPORATION
                                ONE PATRIOTS PARK
                        BEDFORD, MASSACHUSETTS 01730-2396


                      NOTICE OF SPECIAL MEETING IN LIEU OF
                       2002 ANNUAL MEETING OF STOCKHOLDERS


        The Special Meeting in Lieu of 2002 Annual Meeting of Stockholders ("Meeting") of Spire Corporation ("Company") will be held at Spire Corporation, One Patriots Park, Bedford, Massachusetts, on Wednesday, May 22, 2002, at 10:00 a.m., to consider and act upon the following matters:

        1. To fix the number of directors at seven and to elect seven directors to serve for one year; and

        2. To transact such other business as may properly come before the Meeting.

        Stockholders owning Company shares at the close of business on April 1, 2002, are entitled to receive notice of and to vote at the Meeting.

        All stockholders are cordially invited to attend the Meeting.



                                             By Order of the Board of Directors



                                             Richard S. Gregorio, CLERK

April 16, 2002

--------------------------------------------------------------------------------
        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                SPIRE CORPORATION
                                ONE PATRIOTS PARK
                        BEDFORD, MASSACHUSETTS 01730-2396

                 PROXY STATEMENT FOR SPECIAL MEETING IN LIEU OF
                       2002 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 22, 2002

        The Board of Directors of Spire Corporation is soliciting proxies for the Special Meeting in Lieu of 2002 Annual Meeting of Stockholders ("Meeting"). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. The Meeting will be held on Wednesday, May 22, 2002. This Proxy Statement, proxy card and the 2001 Annual Report and Form 10-KSB are being mailed to the stockholders on or about April 16, 2002.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

        Spire Corporation's By-Laws provide for a minimum of three directors with the exact number to be voted on by the stockholders at the Meeting. The Board of Directors has recommended for this Meeting that the number of directors be fixed at seven and has nominated seven persons for election as directors as noted below. Each director will hold office until the next Annual Meeting of Stockholders and until his successor is duly elected by the stockholders.

        Unless otherwise instructed, the persons named in the proxy will vote to fix the number of directors at seven and to elect the seven nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than seven directors.

        All of the nominees are currently directors. Michael T. Eckhart has decided not to stand for reelection. The following table sets forth the year each nominee was elected a director and the recent business experience of each nominee:

--------------------------------------------------------------------------------
UDO HENSELER
DIRECTOR SINCE 1992

        Dr. Henseler, age 62, has been serving since June 2001 as Executive Vice President, Chief Financial Officer and member of the Board of Directors of Chemokine Therapeutics Corporation. Chemokine is a biopharmaceutical company with proprietary and patent protected products for use in patients with cancer and multiple sclerosis. From April 2000 to 2001, he was Senior Vice President and Chief Financial Officer of Isotag Technology, Inc., which develops, manufactures and markets high technology identification products and services. From 1996 to 2000, he was Vice President and Chief Financial Officer of Qualicon Corporation, a DuPont company. Qualicon is a developer and manufacturer of analytical instruments for testing of biologically derived products. Dr. Henseler earned a B.A. from the Academy of Commerce and Administration, Cologne, Germany, and Master's and Ph.D. degrees from the Claremont Graduate University in California. Dr. Henseler is a Certified Public Accountant and Certified Management Accountant.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DAVID R. LIPINSKI
DIRECTOR SINCE 2001

        Mr. Lipinski, age 50, is the Vice President of Corporate Development for Stratos Lightwave, Inc., a manufacturer of optoelectronic components and interconnection products used in optical communications and data networking. Prior to the initial public offering "carve-out" of Stratos Lightwave from Methode Electronics, Inc. in 2000, he was Executive Director of Corporate Development for Methode Electronics, a manufacturer of optical and electronic interconnection components, switches and controls used in communications, data networking, consumer electronics and automotive applications from 1996 to 2000. From 1995 to 1996, Mr. Lipinski was an independent consultant in corporate finance, and from 1992 to 1995, he was Vice President, Corporate Development for Comarco, a provider of engineering and management services to government and a developer of test equipment for wireless telephony. He is a director of Optelecom, Inc., a manufacturer of voice, video and data communications modules. Mr. Lipinski is a registered Professional Engineer licensed in Illinois and a Chartered Financial Analyst. He holds a B.S. in Physics from the United States Naval Academy and an M.B.A. from the University of New Haven. Mr. Lipinski is a Captain in the U.S. Naval Reserve.

ROGER G. LITTLE
DIRECTOR SINCE 1969

        Mr. Little, age 61, was the founder of Spire Corporation in 1969, and has been Chairman of the Board of Directors, Chief Executive Officer and President of the Company. He has served on many committees and advisory boards related to small business innovative research, the transfer and commercialization of technology, the worldwide growth of the photovoltaics industry, and the development of sound renewable energy policies. Mr. Little holds a B.A. in Physics from Colgate University and a M.Sc. in Physics from the Massachusetts Institute of Technology.

GUY L. MAYER
DIRECTOR SINCE 2001

        Mr. Mayer, age 50, is currently Chairman of VisEn Medical, Inc., a private biotechnology company involved in optical imaging of enzyme activity. From 1998 to 2001, Mr. Mayer served as president and chief executive officer of Etex Corporation, a private biotechnology company based in Cambridge, Massachusetts. From 1984 to 1997, Mr. Mayer held a number of positions with Zimmer (division of Bristol-Myers Squibb). In 1996 and 1997, he was president of Global Products; from 1994 to 1996, president, Orthopedic Implant Division; from 1993 to 1994, president of Zimmer Japan; from 1990 to 1993, senior vice president, strategic planning and business development; from 1987 to 1990, managing director, Zimmer U.K.; and from 1984 to 1987, president of Zimmer Canada. Mr. Mayer holds a B.A. from the University of Ottawa.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROGER W. REDMOND
DIRECTOR SINCE 1991

        Mr. Redmond, age 48, is currently Senior Vice President of Windsor Financial Group, LLC, an investment advisor firm. From June 1999 to December 2001, Mr. Redmond was a managing director of Goldsmith, Agio, Helms and Company, a private investment banking firm specializing in representing sellers of private, public and closely held companies. Mr. Redmond is also on the Board of Directors of E.mergent, Inc. (EMRT) and Media100, Inc. (MDEA). From November 1998 to May 1999, Mr. Redmond was the managing director, internet and software services sector analyst in the Equity Research Department of John G. Kinnard & Co., an investment banking firm. During most of 1998, he was President and Chief Executive Officer of Teletraining Systems, Inc., which trains and educates employees by means of database and video systems. From 1984 until 1997, Mr. Redmond was an officer and managing director of Piper Jaffray, Inc., an investment banking firm. He was designated a Chartered Financial Analyst in 1988. Mr. Redmond holds a B.S. in Chemistry from the University of Arizona and an M.B.A. in Finance from the University of Minnesota.

JOHN A. TARELLO
DIRECTOR SINCE 1970

        Mr. Tarello, age 70, was from 1985 until his retirement in November 1999 Senior Vice President, Treasurer and Chief Financial Officer of Analogic Corporation of Peabody, Massachusetts, a publicly held manufacturer of diagnostic and measurement instruments and medical, industrial, and other electronics equipment. Mr. Tarello has been a director of Analogic Corporation since 1979. Mr. Tarello attended Burdett College.

ANTHONY G. VISCOGLIOSI
DIRECTOR SINCE 1999

        Mr. Viscogliosi, age 39, has since February 2002, has been Chairman of the Board, President and CEO of Spine Solutions, Inc., a medical device company. Since September 1999, Mr. Viscogliosi has been Managing Senior Partner of Viscogliosi Brothers, LLC, a private venture capital, merchant banking, and investment banking firm dedicated exclusively to the musculoskeletal healthcare industry. From April 1998 to August 1999, Mr. Viscogliosi was Senior Vice President and Director of Medical Technology at Stifel, Nicolaus & Company, Inc. He held similar positions at Rodman & Renshaw, Inc. from April 1996 to March 1998 and First Albany Corporation from October 1995 to April 1996. In addition, he held positions as a Director of Research and as an Associate Director of Research. Mr. Viscogliosi holds a B.S. from the University of Michigan. Mr. Viscogliosi is a Lieutenant Commander in the U.S. Naval Reserve.
--------------------------------------------------------------------------------

        The Board of Directors recommends a vote FOR fixing the number of directors at seven and for electing the seven nominees listed above.


                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

        The Board of Directors of the Company held four meetings during 2001. Each director then serving attended 75% or more of such Board meetings and at least 75% of the meetings of the committee(s) of which he is a member, if any. The table below describes the Board's committees.

----------------  ----------------  --------------------------------------------
COMMITTEE NAME &      NUMBER OF
   MEMBERS        MEETINGS IN 2001              PRINCIPAL FUNCTIONS
----------------  ----------------  --------------------------------------------
     Audit               1          o Review and recommend to the directors the
   Committee                          independent auditors to be selected to
                                      audit the financial statements of the
                                      Company and its divisions and
                                      subsidiaries.

  U. Henseler                       o Meet with the independent auditors and
  D. Lipinski                         financial management of the Company to
  J. Tarello                          review the scope of the proposed audit for
                                      the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

                                    o Review with the independent auditors and
                                      financial and accounting personnel, the
                                      adequacy and effectiveness of the
                                      accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

                                    o Review the financial statements contained
                                      in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

                                    o Provide sufficient opportunity for the
                                      independent auditors to meet with the
                                      members of the Audit Committee without
                                      members of management present.

                                    o Review accounting and financial human
                                      resources and succession planning within the Company.

                                    o Submit the minutes of all meetings of the
                                      Audit Committee to, or discuss the matters discussed at each committee meeting with the Board of Directors.

                                    o Investigate any matter brought to its
                                      attention within the scope of its duties with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.


   Compensation          2          o Make recommendations to the Board of
    Committee                               Directors with respect to:
                                        -  executive compensation;
   R. Redmond                           -  bonuses; and
 A. Viscogliosi                         -  employee benefit plans.
                                    o Administer the Company's 1996 Equity
                                      Incentive Plan.
--------------------------------------------------------------------------------

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on review of the copies of such reports furnished to the Company or written or oral representations that no other reports were required, the Company believes that during 2001, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.


                             OWNERSHIP OF SECURITIES

        The following table below shows how the Company common stock is owned by the directors and executive officers named in the Summary Compensation Table under "Compensation of Officers and Directors" and by owners of more than 5% of the Company's outstanding common stock as of February 28, 2002. Each person or entity maintains a mailing address c/o the Company, One Patriots Park, Bedford, Massachusetts 01730-2396.

--------------------------------------------------------------------------------
                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                      NUMBER                   PERCENT OF
                                                     OF SHARES    RIGHT TO       COMMON
NAME                                                 OWNED (1)   ACQUIRE (2)  STOCK (3)(4)
--------------------------------------------------- ----------- ------------ --------------
Michael T. Eckhart                                           0     17,500            *
Richard S. Gregorio                                          0      2,500            *
Udo Henseler                                                 0     15,000            *
Stephen J. Hogan                                        17,000     55,000            *
David R. Lipinski                                            0          0            *
Roger G. Little (5)                                  2,481,691          0        36.9%
Guy L. Mayer                                                 0          0            *
Roger G. Redmond                                             0     15,000            *
John A. Tarello                                         12,000     17,500            *
Anthony G. Viscogliosi                                       0      5,000            *
Spire Corporation 401(k) Profit  Sharing Plan (6)      386,474        N/A         5.7%
Directors and Officers as a group (10 persons on
  February 28, 2002 including those named above)     2,510,691    137,500        38.7%

----------------
*  Less than 1%

(1) Includes shares for which the named person:
     o has sole voting and investment power, or
     o has shared voting and investment power with his spouse, unless otherwise indicated in the footnotes.

    Excludes shares that may be acquired through stock option exercises.

(2) Shares that can be acquired through stock option
    exercises through April 29, 2002.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) Based on 6,732,660 shares of Common Stock outstanding as of February 28, 2002. Shares of Common Stock which an individual or group has a right to acquire within 60 days are deemed to be outstanding for purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person shown on the table.

(4) Beneficial stock ownership shown for employees excludes in all cases shares of Common Stock that may be held by the Spire Corporation 401(k) Profit Sharing Plan on behalf of such employees.

(5) Includes 2,452,791 shares of Common Stock held in a trust of which Mr. Little is the primary beneficiary. Mr. Little is the Chairman of the Board of Directors, Chief Executive Officer and President of the Company.

(6) Trustees of the Plan, which was established in 1985, are Messrs. Little, Gregorio, and Tarello, each of whom disclaims beneficial ownership of shares held by the Plan. Messrs. Little, Gregorio and Tarello are respectively the Chairman of the Board of Directors, Chief Executive Officer and President; a Vice President, Chief Financial Officer, Treasurer and Clerk; and a Director of the Company.
--------------------------------------------------------------------------------

                               EXECUTIVE OFFICERS

        The following table provides information on the executive officers of the Company. All the executive officers have been elected to serve until the Board meeting following the next annual meeting of stockholders and until their successors have been elected and qualified.

--------------------------------------------------------------------------------

ROGER G. LITTLE
CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT

Mr. Little, age 61, has a five year employment contract with the Company effective as of January 1, 2002. See "Compensation of Officers and Directors - Employment Contracts, Termination of Employment and Change-in-Control Arrangements".

RICHARD S. GREGORIO
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER, PRINCIPAL ACCOUNTING OFFICER, AND CLERK

Mr. Gregorio, age 46, joined the Company in 1977 and has served in a number of accounting and finance positions. He was named Principal Accounting Officer in 1983, Treasurer in 1989, Vice President and Chief Financial Officer in 1993 and Clerk in 1996.

STEPHEN J. HOGAN
EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER, SPIRE SOLAR

Mr. Hogan, age 49, joined the Company in 1984 as Manager, Process Development. He was named Sales Manager, Photovoltaic Equipment, in 1988, Manager, Engineering and Manufacturing in 1990, Director of Photovoltaic Business Development in March 1997, Vice President and General Manager, Photovoltaics, in November 1997, and Executive Vice President and General Manager, Spire Solar in November 2000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARK C. LITTLE
CHIEF EXECUTIVE OFFICER, VICE PRESIDENT AND GENERAL MANAGER, SPIRE BIOMEDICAL, INC.

Mr. Little, age 39, joined the Company in 1994 as Medical Device Engineer. He was named Assistant General Manager, Spire Biomedical, Inc., in March 1999, General Manager, Spire Biomedical, in January 2000, Vice President and General Manager, Spire Biomedical, Inc. in November 2000, and Chief Executive Officer, Spire Biomedical, Inc. in June 2001. Prior to joining Spire, Mr. Little was an investment banker for Paine Webber and prior to that he held a similar position at J.W. Gant Clearing House. Mark Little is the son of Roger G. Little.
--------------------------------------------------------------------------------

                      OTHER TRANSACTIONS AND RELATIONSHIPS

         The Company subleases 74,000 square feet in a building from Mykrolis Corporation (a subsidiary of Millipore Corporation), which leases the building from a Trust of which Roger G. Little, Chief Executive Officer, is sole trustee and principal beneficiary. The Company believes that the terms of the sublease are commercially reasonable. The 1985 sublease originally was for a period of ten years, was extended for a five-year period expiring on November 30, 2000 and was further extended for a five-year period expiring on November 30, 2005. The agreement provides for minimum rental payments plus annual increases linked to the consumer price index. Total rent expense under this sublease was $999,000 in 2001. This amount does not include rent received by the Company for subleasing approximately 22,000 square feet of its 74,000 square feet to the purchaser of the Company's optoelectronics business.


                     COMPENSATION OF OFFICERS AND DIRECTORS

         This table describes the cash compensation paid to all the executive officers of the Company who were serving as executive officers on December 31, 2001 and whose total annual compensation exceeded $100,000 for the year ended December 31, 2001:

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
                                                                                            LONG TERM
                                            ANNUAL COMPENSATION                            COMPENSATION
                         ----------------------------------------------------------  -------------------------
                                                    BONUS         OTHER ANNUAL        SECURITIES UNDERLYING          ALL OTHER
         NAME              YEAR        SALARY         (1)          COMPENSATION            OPTIONS (#)            COMPENSATION (2)
-----------------------  --------  -------------  -----------  --------------------  -------------------------  -------------------

Richard S. Gregorio       2001         $115,129        $ 500            0                          0                  $4,419
                          2000          129,316        1,000            0                     16,000                   6,792
                          1999          127,522            0            0                     20,000                   2,222

Stephen J. Hogan         20012000      $109,881        $ 500            0                          0                  $3,416
                          1999          120,189        1,000            0                     35,000                   5,845
                                        101,375            0            0                     20,000                   1,051

Roger G. Little           2001         $196,444        $ 500            0                          0                  $6,907
                          2000          204,279        1,000            0                          0                   8,748
                          1999          123,341            0            0                          0                   3,363

--------------
(1)    In 2000 and 2001, the Company paid all employees a holiday bonus.

(2) Includes premiums on term life insurance policies provided to all executive officers. Also included in the years 2000 and 2001 is the Company's matching portion of 401(k) Plan contributions available to all employees paid in Company Common Stock, which vests according to a schedule. The matching 401(k) Plan contributions are valued at the closing stock price on the last trading day of December in each year. During 1999 and the third and fourth quarters of 2001, the Company suspended the 401(k) Plan matching contributions.
--------------------------------------------------------------------------------

STOCK OPTIONS

       There were no stock options granted during 2001 to the executive officers named in the Summary Compensation Table.

       The following table provides information about option exercises in 2001 by Mr. Gregorio and the value of unexercised options held as of December 31, 2001 by Mr. Gregorio and Mr. Hogan (no options were held by Roger Little):

------------------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                             AND FISCAL YEAR END OPTION VALUES

                         Number of                        Number of Securities Underlying               Value of Unexercised
                      Shares Acquired      Value       Unexercised Options at Fiscal Year End   In-the-Money Options at Fiscal Year
        Name            on Exercises    Realized ($)       (#) Exercisable/Unexercisable         End ($) Exercisable/Unexercisable
-------------------- ----------------- -------------- ---------------------------------------- -------------------------------------
-------------------- ----------------- -------------- ---------------------------------------- -------------------------------------
Richard S. Gregorio         16,000         $83,173               3,500 / 23,000                          $1,335 / $21,690

Stephen J. Hogan                 0               0              41,250 / 38,750                         $32,413 / $30,488
-------------------- ----------------- -------------- ---------------------------------------- -------------------------------------

DIRECTORS' COMPENSATION

        Spire Corporation does not pay its directors who are also officers of the Company any additional compensation for services as directors. In 2001, the compensation for non-employee directors included the following:

        o  $6,000.00 per year payable in quarterly installments;

        o  $1,000.00 per Board meeting attended; and

        o  Expenses associated with attending the Board and Committee meetings.

        Non-employee directors may participate in the 1996 Equity Incentive Plan. The following table describes stock options granted during 2001 to non-employee directors of the Company.

--------------------------------------------------------------------------------
                  2001 INDIVIDUAL NON-EMPLOYEE DIRECTOR GRANTS

                    NUMBER OF SECURITIES UNDERLYING   EXERCISE OR BASE PRICE
      NAME              OPTIONS GRANTED (#) (1)              ($/SHARE)         EXPIRATION DATE
------------------ --------------------------------- ------------------------ -----------------
David R. Lipinski               10,000                        $6.05                 6/6/11

Guy L. Mayer                    10,000                        $6.05                 6/6/11

(1) The options vest with respect to 2,500 shares in each of 2002, 2003, 2004 and 2005.
--------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

        The Company has entered into a five-year employment agreement, effective as of January 1, 2002, with Roger G. Little, Chairman of the Board, Chief Executive Officer and President. For 2002 he will receive the following pursuant to the agreement: a base salary of $205,000, payment under an annual incentive bonus program of up to 50% of base salary (depending on attainment of specified performance goals), and payment under a long-term deferred compensation plan in the amount of $250,000. For subsequent years, base salary will be no less than $205,000; and payments under the annual incentive bonus program and long-term deferred compensation plan will be determined annually. The agreement also provides for a Company vehicle for Mr. Little and for life insurance for which he may designate a beneficiary in the face amount of $500,000. Further, the agreement provides for the payment of 12 months' base salary in the event he is terminated without cause or if he terminates the agreement for "good reason". The agreement also precludes Mr. Little from competing with the Company during his employment and for a period of one year thereafter, and from disclosing confidential information.

        If Mr. Little's employment is terminated by the Company without cause or by Mr. Little for "good reason" within six months prior to a change of control or within one year thereafter, then in lieu of payment of 12 months' base salary, the Company shall pay Mr. Little in 24 monthly installments a cash severance amount equal to three times his average annual compensation, including base salary and bonuses.

        Beginning on January 1, 2003 and continuing on each anniversary of the agreement, the agreement will be automatically extended for an additional year unless the parties have renegotiated the agreement or one of the parties has given the other party notice of non-renewal.

                             AUDIT COMMITTEE REPORT
COMPOSITION

        The Audit Committee of the Board of Directors is composed of three independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors and attached to the 2001 Proxy Statement. The members of the Audit Committee are Udo Henseler, David R. Lipinski, and John A. Tarello.

RESPONSIBILITIES

        The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as Spire's independent accountants. Management is responsible for Spire's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of Spire's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes and Spire's internal controls.

REVIEW WITH MANAGEMENT AND INDEPENDENT ACCOUNTANTS

        In this context. the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that Spire's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

        Spire's independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent accountants, KPMG LLP, the firm's independence.

SUMMARY

        Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Spire's Annual Report on Form 10-KSB for the year ended December 31, 2001, as filed with the Securities and Exchange Commission.

        This report is submitted by the Audit Committee.

                                  Udo Henseler
                                David R. Lipinski
                                 John A. Tarello


                             AUDIT AND RELATED FEES
AUDIT FEES

        The aggregate fees billed by KPMG LLP for professional services for the audit of Spire's annual consolidated financial statements for 2001 and the review of the consolidated financial statements included in Spire's Quarterly Reports on Form 10-QSB for 2001 were $84,000.

ALL OTHER FEES

        The aggregate fees billed to Spire for all other services rendered (tax compliance and audit related services) by KPMG LLP for 2001 were $40,150.

        The Audit Committee has determined that the provision of services described above for all other fees is compatible with maintaining KPMG LLP's independence.

                              SELECTION OF AUDITORS

        The Board of Directors of Spire Corporation has selected KPMG LLP as the Company's independent public accountants for the current fiscal year. They have served as accountants for the Company since 1983. Representatives of KPMG LLP are expected to attend the Meeting in order to respond to questions from the stockholders and will have the opportunity to make a statement.


                        PROXIES AND VOTING AT THE MEETING

        Each signed and returned proxy will be voted in accordance with any instructions of the stockholder(s) executing the proxy. A proxy signed without instructions will be voted in accordance with the Board's recommendations. If a stockholder attends the Meeting and votes in person, his or her proxy will not be counted. A signed proxy may be revoked at any time before it is exercised, either in person or by giving written notice of revocation to the Clerk of the Company at the address on the first page of this Proxy Statement.

        Each share of Common Stock is entitled to one vote on all matters submitted to the stockholders for approval. No vote may be taken unless a quorum (I.E., a majority of the Common Stock issued, outstanding, and entitled to vote) is present at the Meeting in person or by proxy. The seven nominees for election as directors at the Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected the directors of the Company. Unless otherwise required by law or the Company's Articles of Organization or By-Laws, approval of all other matters requires an affirmative vote of a majority of the shares of Common Stock represented at the Meeting. Broker non-votes are counted for purposes of determining the presence of a quorum, but are not counted for purposes of determining the result of any vote. Abstentions are counted in determining the presence of a quorum and, therefore, have the effect of a vote against a proposal (by raising the number of affirmative votes required to constitute a majority of the quorum).

        The Board has fixed April 1, 2002, as the record date for determining the stockholders entitled to vote at the Meeting. On that date there were 6,732,660 shares of Common Stock issued, outstanding, and entitled to vote. Each share is entitled to one vote.

                                  OTHER MATTERS

        The Board knows of no other matters which may come before the Meeting. If any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

        All costs of this solicitation, which is being made principally by mail, but which may be supplemented by telephone or personal contacts by the Company's directors, officers, and employees without additional compensation, will be borne by the Company. Brokers will be requested to forward proxy soliciting material to the beneficial owners of the stock held in such brokers' names, and the Company will reimburse them for their expenses incurred in complying with the Company's request.

        In the Company's filings with the SEC, information is sometimes "incorporated by reference". This means that the Company is referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

                              STOCKHOLDER PROPOSALS

        In order to be considered for presentation at the 2003 Annual Meeting of Stockholders, and to be included in the proxy statement and form of proxy for that meeting, stockholder proposals must be received by the Company at its corporate offices in Bedford, Massachusetts, no later than December 17, 2002.


                                         By Order of the Board of Directors



                                         Richard S. Gregorio, CLERK

April 16, 2002

                                SPIRE CORPORATION

    PROXY FOR SPECIAL MEETING IN LIEU OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2002

        The undersigned hereby appoints Roger G. Little and Richard S. Gregorio, and either one of them, proxies of the undersigned, with power of substitution, to act for and to vote all shares of Spire Corporation Common Stock owned by the undersigned, upon the matters set forth in the Notice of Meeting and related Proxy Statement at the Special Meeting in Lieu of 2002 Annual Meeting of Stockholders of Spire Corporation, to be held at Spire Corporation, One Patriots Park, Bedford, Massachusetts at 10:00 a.m. on Wednesday, May 22, 2002, and any adjournments thereof. The proxies, and either one of them, are further authorized to vote, in their discretion, upon such other business as may properly come before the Meeting, or adjournments thereof.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
--------------------------------------------------------------------------------

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

YOUR SHARES WILL BE VOTED FOR THE FOLLOWING PROPOSAL UNLESS OTHERWISE INDICATED.


1.    ELECTION OF DIRECTORS.

             |_|   FOR                    |_|   WITHHELD

             To fix the number of directors at seven and to elect the following seven persons:

             Udo Henseler
             David R. Lipinski
             Roger G. Little
             Guy L. Mayer
             Roger W. Redmond
             John A. Tarello
             Anthony G. Viscogliosi

             FOR, except vote WITHHELD from the following nominee(s):
             --------------------------------------------------------


                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    |_|

SIGNATURE(S)                                        DATE                 , 2002
             --------------------------------------      ----------------
Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign.

Fiduciaries and corporate officers should indicate their full titles.